Exhibit 99.1

EXECUTION VERSION

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 3, 2009, is among ALLIED MOTION TECHNOLOGIES INC., a Colorado corporation (the “US Borrower”), and PRECISION MOTOR TECHNOLOGY B.V., a Dutch Closed Company with Limited Liability (the “EUR Borrower,” and together with the US Borrower, the “Borrowers”), the Lenders under the Credit Agreement (as defined below), and JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, and J.P. MORGAN EUROPE LIMITED, as EUR Agent (the “EUR Agent,” and together with the Administrative Agent, the “Agents”) under the Credit Agreement.

RECITALS

A.                                   The Borrowers, the Lenders, the Administrative Agent and the EUR Agent have entered into a Credit Agreement, dated as of May 7, 2007 (the “Credit Agreement”), providing for a term loan to US Borrower in an aggregate principal amount of $4,000,000, a revolving line of credit to US Borrower in an initial aggregate maximum principal amount of $11,000,000, and a revolving line of credit to EUR Borrower in an initial aggregate maximum principal amount of €3,000,000.  Defined terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

B.                                     The Borrower has informed the Agent that as of the fiscal quarter ending June 30, 2009, it was in violation of the covenant described in Section 6.14(b) of the Credit Agreement because its Consolidated Fixed Charge Coverage Ratio was less than 1.25 to 1.00 (the “Existing Default”).

C.                                     The Borrowers have asked the Lenders and the Agents to agree, and the Lenders and the Agents have agreed, to waive the Existing Default and amend the terms and conditions of the Credit Agreement, in each case subject to and as more fully set forth in this Amendment.

AGREEMENT

IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents agree as follows:

1.                                       Waiver.  Effective as of the Effective Date (as defined below) and upon the terms and, subject to the conditions set forth in this Amendment, the Existing Default is hereby waived solely to allow the Consolidated Fixed Charge Coverage Ratio to be less than 1.25 to 1.00 for the quarter ending June 30, 2009.  This waiver shall only be effective for the quarter ending June 30, 2009.

The above waiver shall be effective only in the specific instances and for the specific purposes stated above, and for the specific time period for which it is given as stated above, and such waiver shall not entitle the Borrowers to any other or further waiver in any similar or other circumstances.

2.                                       Amendments to Credit Agreement.  Effective as of the Effective Date, as defined below, and upon the terms and subject to the conditions set forth in this Amendment:

(a)                                  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and substituting therefor the following:

“Applicable Margin” means, for any day, (a) with respect to any ABR Loan, 1.50%, (b) with respect to any Eurodollar Loan, 2.50%, (c) with respect to any EUR Revolving Loan, 2.50%, (d) with respect to the unused commitment fee, 0.75%, and (e) with respect to fees for Letters of Credit payable hereunder, 2.50%.

(b)                                  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Alternate Base Rate” in its entirety and substituting therefor the following:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page1 (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

(c)                                  Section 1.01 of the Credit Agreement is hereby amended by adding a new definition of “First Amendment Effective Date” as follows:

“First Amendment Effective Date” has the meaning assigned to the term “Effective Date” in the First Amendment to Credit Agreement, dated as of August 3, 2009, among the Borrowers, the Lenders and the Agents.

(d)                                  Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Page 3750 of the Dow Jones Market Service” and replacing it with “Reuters Screen LIBOR01” in the definition of “LIBO Rate.”

(e)                                  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Loan Maturity Date” in its entirety and substituting therefor the following:

“Revolving Loan Maturity Date” means the earliest of (a) July 31, 2010 and (b) any date on which the Total Revolving Loan Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof or the Revolving Loans shall have become due and payable in accordance with the terms hereof.

(f)                                    Section 1.01 of the Credit Agreement is hereby amended by deleting the second sentence of the definition of “Total Commitment” in its entirety and substituting therefor the following:

The Total Commitment as of the First Amendment Effective Date is the sum of $8,000,000.00 plus €2,000,000.00.

(g)                                 Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Total Revolving Loan Commitment” in its entirety and substituting therefor the following:

“Total Revolving Loan Commitment” means, at any time, the sum of $8,000,000.00 plus €2,000,000.00 or, if such amount is reduced pursuant to Section 2.08 or Article VII, or increased pursuant to Section 2.19, the amount to which so reduced or increased and in effect at such time.

(h)                                 Section 1.01 of the Credit Agreement is hereby amended by deleting the third sentence of the definition of “EUR Revolving Loan Commitment” in its entirety and substituting therefor the following:

The aggregate amount of all EUR Revolving Loan Commitments on the First Amendment Effective Date is €2,000,000.00.

(i)                                    Section 1.01 of the Credit Agreement is hereby amended by deleting the third sentence of the definition of “US Revolving Loan Commitment” in its entirety and substituting therefor the following:

The aggregate amount of all US Revolving Loan Commitments on the First Amendment Effective Date is $8,000,000.00.

(j)                                    Section 2.19(a) of the Credit Agreement is hereby amended by deleting “$5,000,000.00” and replacing it with “$3,000,000.”

(k)                                Section 5.10 of the Credit Agreement is hereby deleted and replaced in full by the following:

SECTION 5.10                    Consignments.                Except for (i) consignment inventory delivered to and stored at Atwood Mobile Products, Inc., 1874 South Pioneer Road, Salt Lake City, UT 84104-4226 with aggregate invoice prices not to exceed $325,000 at any time, (ii) consignment inventory delivered to and stored at Smith & Nephew plc, 76 S. Meridian Avenue, Oklahoma City, Oklahoma 73104 with aggregate invoice prices not to exceed $100,000 at any time, (iii) other inventory delivered to and located at vendors of any US Obligor (for the purpose of “outside processing”) with aggregate invoice prices, located at any one vendor, not to exceed $50,000 at any time, (iv) tooling possessed by vendors and permitted under Section 5.09(d) in the ordinary course of business consistent with past practice, and (v) other consignment inventory with invoice prices in the aggregate for all such consignment inventory not to exceed $50,000 at any time, no US Obligor shall co-mingle its inventory or other goods with any goods of its customers or any other person (whether pursuant to any bill and hold sale or otherwise).  Upon the reasonable request of the Administrative Agent, each US Loan Party agrees to take all necessary action under Section 9-324 of the UCC to protect and perfect its interest in all such goods and inventory described in clauses (i) through (iv) above.

(l)                                    Section 6.14 of the Credit Agreement is hereby deleted and replaced in full by the following:

SECTION 6.14                    Financial Covenants.  The Borrowers shall comply and shall cause compliance with the following financial covenants, to be measured at the end of each fiscal quarter:

(a)                                  Consolidated EBITDA (a) measured for the period consisting of the fiscal quarter ending September 30, 2009 shall not be less than $100,000, (b) measured for the period consisting of the cumulative two fiscal quarters ending December 31, 2009 shall not be less than $200,000 and (c) measured for the period consisting of the cumulative three fiscal quarters ending March 31, 2010 shall not be less than $300,000.

(b)                                 The Consolidated Tangible Net Worth shall at all times be greater than $19,500,000.

(m)                              A new Section 6.15 shall be added to the Credit Agreement as follows:

SECTION 6.15                    Capital Expenditures.  Borrowers will not permit the aggregate amount of Capital Expenditures made by the Borrowers and their Subsidiaries during any period set forth below to exceed the amount set forth below for such period:

(a) during the period consisting of the one fiscal quarter ending September 30, 2009, Capital Expenditures shall not exceed $750,000, (b) during the period consisting of the cumulative two fiscal quarters ending December 31, 2009, Capital Expenditures shall not exceed $1,600,000 and (c) during the period consisting of the cumulative three fiscal quarters ending March 31, 2010, Capital Expenditures shall not exceed $2,300,000.

(n)                                 Schedule I of the Credit Agreement is hereby amended by deleting such Schedule I in full and substituting therefor Schedule I to this Amendment.

(o)                                  Schedule 3.01 of the Credit Agreement is hereby amended by deleting such Schedule 3.01 in full and substituting therefor Schedule 3.01 to this Amendment.

3.                                       Other Agreements.

(a)                                  The Borrowers, Lenders and Agents agree that all of the Loan Documents are hereby amended to reflect the amendments set forth herein and that no further amendments to any Loan Documents are required to reflect the foregoing.

(b)                                  All references in any document to “Credit Agreement” or any “Loan Document” shall refer to the Credit Agreement or any such Loan Document, as amended pursuant to this Amendment.

4.                                       Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date that all such conditions are satisfied, the “Effective Date”):

(a)                                  The Agents shall have received:

(i)                                     from each party hereto a counterpart of this Amendment signed on behalf of such party; and

(ii)                                  such other documents, certificates and instruments as the Agents or any Lender or its counsel may have reasonably requested, such documents, certificates and instruments to be satisfactory to the Agents, the Lenders and their counsel in all respects in their sole discretion.

(b)                                  The Agents and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel) required to be reimbursed or paid by the Borrowers or any other Loan Party hereunder or under any separate agreements.

(c)                                  All outstanding Term Loans, all accrued and unpaid interest thereon and all other unpaid obligations related to the Term Loans shall be paid in full.

5.                                       Representations, Warranties and Covenant.  The Borrowers hereby certify to the Lenders that as of the date of this Amendment and as of the Effective Date (after giving effect to this Amendment) all of the Borrowers’ representations and warranties contained in the Credit Agreement and each of the Loan Documents are true, accurate and complete, and no “Default” or “Event of Default” exists under (and as defined in) the Credit Agreement or any of the Loan Documents.  Without limiting the generality of the foregoing, each Borrower represents and warrants that (i) the execution and delivery of this Amendment has been authorized by all necessary action on the part of such Borrower, (ii) the person executing this Amendment on behalf of such Borrower is duly authorized to do so, and (iii) this Amendment constitutes the legal, valid, binding and enforceable obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  On or prior to September 30, 2009, Borrowers shall deliver or cause to be delivered to the Agents and the Lenders a favorable written opinion (addressed to the Agents and the Lenders and dated the Effective Date) of Rassers Advocaten en Notarissen, Dutch counsel for the Loan Parties, covering such matters relating to the Loan Parties and this Amendment as the Agents shall reasonably request and in form and substance reasonably satisfactory to the Agents.

6.                                       Additional Documents.  The Borrowers shall execute and deliver, and shall cause to be executed and delivered, to the Agents or the Lenders at any time and from time to time such documents and instruments, including without limitation additional amendments to the Credit Agreement and the Loan Documents, as the Agents or the Lenders may reasonably request to confirm and carry out the transactions contemplated hereby or by any other Loan Documents executed in connection herewith.

7.                                       Continuation of the Credit Agreement and Loan Documents.  Except as specified in this Amendment, the provisions of the Credit Agreement and the Loan Documents shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement or the Loan Documents, the terms of this Amendment shall control.  This Amendment is a Loan Document.

8.                                       Ratification and Reaffirmation of Obligations by Borrower.  Each Borrower hereby (a) ratifies and confirms all of its Obligations under the Credit Agreement and each of the other Loan Documents, and acknowledges and agrees that such Obligations remain in full force and effect, and (b) ratifies, reaffirms and reapproves in favor of the Agents and each Lender, as applicable, the terms and provisions of the Credit Agreement and each of the other Loan Documents, including (without limitation), its pledges and other grants of Liens and security interests pursuant to the Collateral Documents.

9.                                       Release and Indemnification.

(a)                                  Each Borrower and each Guarantor hereby fully, finally, and forever releases and discharges the Agents and each Lender, and their respective successors, assigns, directors, officers, employees, agents and representatives, from any and all causes of action, claims, debts, demands and liabilities, of whatever kind or nature, in law or equity, of any Borrower or any Guarantor, whether now known or unknown to any Borrower or any Guarantor in respect of (a) the Obligations under the Credit Agreement and each of the other Loan Documents or (b) the actions or omissions of any Agent or any Lender in any manner related to the Obligations under the Credit Agreement and each of the other Loan Documents; provided that this Section shall only apply to and be effective with respect to events or circumstances existing or occurring prior to and including the date of this Amendment.

(b)                                  Without limiting Section 9.03 of the Credit Agreement, each Borrower and each Guarantor hereby agrees to indemnify, defend, and hold harmless each and all of the Agents and Lenders (each an “Indemnified Party” and collectively the “Indemnified Parties”) from and against any and all accounts, covenants, agreements, obligations, claims, debts, liabilities, offsets, demands, costs, expenses, actions or causes of action of every nature, character and description, whether arising at law or equity or under statute, regulation or otherwise, and whether liquidated or unliquidated, contingent or noncontingent, known or unknown, suspected or unsuspected (“Claims”), arising from or made under any legal theory, which any of Indemnified Parties may incur as a direct or indirect consequence of or in relation to any acts or omissions of any Borrower or any Guarantor arising from or relating to any of: (i) the Loan Documents; (ii) this Agreement; or (iii) any documents executed by any Borrower or any Guarantor in connection with this Agreement.  Should any Indemnified Party incur any such Claims, or defense of or response to any Claims or demand related thereto, the amount thereof, including costs, expenses and attorneys’ fees, shall be added to the amounts due under the Loan Documents, and shall be secured by any and all liens created under and pursuant to the Loan Documents.  This indemnity shall survive until the Obligations have been indefeasibly paid in full and the termination, release or discharge of any Borrower and any Guarantor.  To the extent permissible under applicable law, this indemnity shall not limit any other rights of indemnification, subrogation or assignment, whether explicit, implied, legal or equitable, that any Indemnified Party may have; provided that no Indemnified Party shall have the right to indemnification to the extent that a Claim arises out of the Indemnified Party’s gross negligence or willful misconduct.

10.                                 Miscellaneous.

(a)                                  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF COLORADO, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

(b)                                  All representations and warranties made in this Amendment, the Credit Agreement or any Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other related Loan Documents, and no investigation by the Agents or any Lender or any closing shall affect the representations and warranties or the right of the Agents or any Lender to rely upon them.

(c)                                  This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d)                                  This Amendment, the Credit Agreement, the other Loan Documents, and all other instruments, documents and agreements executed and delivered in connection with this Amendment, the Credit Agreement and the other Loan Documents, embody the final, entire agreement among the parties hereto with respect to the subject matter hereof.  There are no oral agreements among the parties hereto.  This Amendment may not be amended or modified orally, but only by a written agreement meeting the requirements of Section 9.02 of the Credit Agreement.

(e)                                  The section headings herein are for convenience only and shall not affect the construction hereof.

(f)                                    Other than as expressly stated herein, this Amendment and the amendments set forth herein do not constitute a waiver by Lenders and Agents of Borrower’s or any other Loan Party’s compliance with any covenants, or a waiver of any Defaults or Events of Default, under the Credit Agreement or any of the Loan Documents, and shall not entitle the Borrowers or any other Loan Party to any similar or other amendments in the future.  Without limiting the foregoing, except as specifically set forth herein, Lenders and Agents continue to reserve all rights and remedies available to Lenders and Agent under the Credit Agreement and the Loan Documents, under law (including without limitation Article 9 of the Uniform Commercial Code) and at equity.

(g)                                 In case any provision of or obligation under this Amendment shall be held by any court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agents have executed this Waiver and First Amendment to Credit Agreement as of the date first above written.

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	CFO

PRECISION MOTOR TECHNOLOGY B.V.

By:	/s/ Susan M. Chiarmonte
Name:	Susan M. Chiarmonte
Title:	Authorized Representative

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By:	/s/ Karen Lowe
Karen Lowe
Senior Vice President

J.P. MORGAN EUROPE LIMITED,
as EUR Agent

By:	/s/ Lucy Chick
Name:	Lucy Chick
Title:	Vice President

[SIGNATURE PAGE TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]

ACKNOWLEDGMENT AND CONSENT BY GUARANTORS:

Each of the undersigned hereby (i) acknowledges the accuracy of the Recitals in the foregoing Amendment, (ii) consents to the modification of the Credit Agreement and the other Loan Documents and to all other matters in the foregoing Amendment, (iii) reaffirms the respective Guaranty Agreement executed by the undersigned, and any other agreements, documents and instruments securing or otherwise related thereto (collectively, the “Guarantor Documents”), (iv) acknowledges that the Guarantor Documents continue in full force and effect, remain unchanged (except as specifically modified by the Amendment) and are valid, binding and enforceable in accordance with their respective terms, (v) agrees that all references, if any, in the Guarantor Documents to the Credit Agreement and the other Loan Documents are modified to refer to those documents as modified by the Amendment, and (vi) agrees to be bound by the release of the Agents and the Lenders as set forth in the Amendment.  The undersigned Guarantors hereby certify to the Lenders that, as of the date of the Amendment and as of the Effective Date (after giving effect to the Amendment), all of the Guarantors’ representations and warranties contained in each of the Loan Documents are true, accurate and complete, and no “Default” or “Event of Default” exists under (and as defined in) the Credit Agreement or any of the Loan Documents.  Without limiting the generality of the foregoing, each Guarantor represents and warrants that (i) the execution and delivery of this Acknowledgement and Consent by Guarantors has been authorized by all necessary action on the part of such Guarantor, (ii) the person executing this Acknowledgement and Consent by Guarantors on behalf of such Guarantor is duly authorized to do so, and (iii) this Acknowledgement and Consent by Guarantors constitutes the legal, valid, binding and enforceable obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  All capitalized terms above not otherwise defined have the meanings given them in the foregoing Amendment.

ALLIED MOTION CONTROL CORPORATION

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	President

COMPUTER OPTICAL PRODUCTS, INC.

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	President

[SIGNATURE PAGE TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]

EMOTEQ CORPORATION

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	President

MOTOR PRODUCTS CORPORATION

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	President

AMOT I, INC.

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	President

AMOT II, INC.

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	President

AMOT III, INC.

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	President

[SIGNATURE PAGE TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]

STATURE ELECTRIC, INC.

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	President

ALLIED MOTION TECHNOLOGIES B.V.

By:	/s/ Richard D. Smith
Name:	Richard D. Smith
Title:	Director

[SIGNATURE PAGE TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE I

Commitments

Lender	US Revolving Loan Commitment	EUR Revolving Loan Commitment	Applicable Percentage
JPMORGAN CHASE BANK, N.A.	$8,000,000	€2,000,000	100%

SCHEDULE 3.01

SUBSIDIARIES

[See attached]

[SIGNATURE PAGE TO WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT]